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                                                EXHIBIT 10.3






                      PLEDGE AGREEMENT


                             BY


                     MUSKETEER OIL B. V.


                         IN FAVOR OF



                     ABN AMRO BANK N.V.,
                          As Agent


















                      February 20, 1997


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                      TABLE OF CONTENTS


                                                        Page
                                                      -------


1.   Pledge                                               1

2.   Security for Obligations                             2

3.   Delivery of Pledged Collateral                       3

4.   Representations, Warranties and Covenants            3

5.   Further Assurances                                   6

6.   Voting Rights; Dividends; Etc                        8

7.   Agent Appointed Attorney-in-Fact                    10

8.   Agent May Perform                                   10

9.   No Responsibility for Certain Actions; Indemnity    10

10.  Remedies upon Default                               11

11.  Expenses                                            14

12.  Amendments, Etc                                     14

13.  Address for Notices                                 14

14.  Continuing Security Interest                        15

15.  Security Interest Absolute                          15

16.  Use of Copies                                       16

17.  Right of Set-off                                    16

18.  Severability                                        16

19.  Waiver of Jury Trial                                17


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20.  Governing Law; Jurisdiction                         17

21.  Counterparts                                        18

22.  Waiver of Subrogation                               18

23.  Subordination                                       19

23.  Incorporation by Reference                          19

24.  Miscellaneous Terms                                 19



Schedule I     Schedule of Pledged Shares
Schedule II    Stock Assignment Separate From Certificate
Schedule III   Pledge Agreement SupplementPLEDGE AGREEMENT




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                          PLEDGE AGREEMENT


     This PLEDGE AGREEMENT (this "Agreement"), dated as of February 20, 1997, is made and entered into by MUSKETEER OIL B.V., a Netherlands limited liability company (the "Company"), in favor of ABN AMRO BANK N.V., as agent (in such capacity, the "Agent") for the financial institutions (the "Banks") from time to time a party to the Credit Agreement (defined below).

PRELIMINARY STATEMENTS.

     1. Willbros Group, Inc., a Republic of Panama corporation ("WGI"), and certain of its Subsidiaries (as defined in the Credit Agreement) (collectively, the "Borrowers"), the Agent, Credit Lyonnais New York Branch as Co-Agent, and the Banks are party to a Credit Agreement of even date herewith (such Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"; unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined).

     2. Pursuant to the Credit Agreement, the Banks have agreed to make available to the Borrowers a revolving credit facility and a standby and commercial letter of credit facility.

     3. The Company is an indirect Subsidiary of WGI and an affiliate of all of the Borrowers, and the Company will derive substantial benefit from each extension of credit to the Borrowers by the Banks under the Credit Agreement.

     4. The obligation of the Banks to make the Loans and to issue or participate in the Letters of Credit is conditioned upon, among other things, the execution and delivery by the Company of this Agreement.

AGREEMENTS.

     In consideration of the premises and in order to induce the Banks to enter into the Credit Agreement and make the Loans and issue or participate in the Letters of Credit, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confessed by the parties, the Company agrees with the Agent, for the benefit of the Agent and the Banks (the Agent and the Banks collectively, the "Secured Parties"), as follows:

     1. PLEDGE In order to secure the prompt and unconditional payment of the obligations referred to in
Section 2 and the performance of the obligations, covenants, agreements and undertakings described in this Agreement, the

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Company hereby transfers, grants, bargains, sells, conveys, hypothecates, sets over, delivers and pledges to the Agent, on behalf of the Secured Parties, and grants to the Agent, on behalf of the Secured Parties, a security interest in, all of the Company's remedies, powers, privileges, rights, titles and interests of every kind and character now owned or hereafter acquired, created or arising in and to the following (the "Pledged Collateral"):

         (a)   the Pledged Shares (as defined below);

         (b) all shares of capital stock, general and limited partnership interests, trust interests, joint venture interests, ownership rights arising under the law of any jurisdiction, and any evidence of the foregoing, together with any property and rights derivative thereof, acquired, received or owned by the Company of any Person which, on or after the date of this Agreement, is or becomes, as a result of any occurrence, a direct Subsidiary of the Company;

         (c) all certificates and similar evidence of ownership representing the Pledged Shares;

         (d) all cash dividends, stock dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares or the shares or interests acquired, received or owned under
Section 1(b); and

         (e) all additions to and substitutions for any of the foregoing and all products and proceeds of any of the Pledged Collateral, together with all renewals and replacements of any of the Pledged Collateral, all accounts, accounts receivable, instruments, notes, chattel paper, documents (including all documents of title), books, records, contract rights and general intangibles arising in connection with any of the Pledged Collateral.

"Pledged Shares" means all shares described in Schedule I, as amended from time to time, together with all rights, contingent or otherwise, of the Company to acquire shares in the entities or organizations represented by the shares described in Schedule I, as amended from time to time, or in any Borrower, all rights to receive cash dividends, stock dividends, distributions upon redemption or liquidation, distributions as a result of split-ups, recapitalizations or rearrangements, stock rights, rights to subscribe, voting rights, rights to receive securities, options, warrants, calls, commitments, securities accounts, security entitlements, and all new securities and other property which the Company now owns or may hereafter become entitled to receive on account of the foregoing or with respect to any such company;

     To have and to hold the Pledged Collateral, together with all right, title,
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interest, powers, privileges and preferences pertaining or
incidental thereto, unto the Agent, its successors and assigns, on behalf of the Secured Parties, forever; subject, however, to the terms, covenants and conditions set forth in this Agreement.

     2. SECURITY FOR OBLIGATIONS. The security interests and other rights granted pursuant to Section 1 secure, and the Pledged Collateral is security for, the prompt performance and payment in full in cash when due, whether at stated maturity, by acceleration or otherwise of the following (the "Secured Obligations"; provided, however, that to the extent that in a legal proceeding brought within the applicable limitations period it is determined by the final, non-appealable order of a court having jurisdiction over the issue and the applicable parties that the Company received less than a reasonably equivalent value in exchange for the Company's incurrence of its obligations under this Agreement, then and only then is the Secured Obligations, for the purposes of this Agreement only, limited in amount to the Guaranteed Debt that would have applied to the Company had it been a direct party to the Credit Agreement):

         (a) any and all Obligations, whether now existing or hereafter arising;

         (b) any and all sums and the interest which accrues on them which the Company may owe any Secured Party pursuant to any Credit Document on account of any Borrower's failure to keep, observe or perform any covenant under any Credit Document;

         (c) all present and future debts and obligations under or pursuant to any Credit Document or other document now or in the future governing, evidencing, guaranteeing or securing or otherwise relating to the indebtedness incurred pursuant to the Credit Agreement, and all supplements, amendments, restatements, renewals, extensions, rearrangements, increases, expansions or replacements of them.

     The Credit Agreement guarantees, among other things, the prompt performance and payment in full of the Secured Obligations. The Secured Obligations include, among other things, (i) a revolving credit facility under which funds may be advanced by the Banks, repaid and subsequently readvanced by the Banks, and (ii) a standby and commercial letter of credit facility under which Letters of Credit may from time to time be issued. Notwithstanding that the balance of the revolving line of credit may at certain times be zero and that no Letters of Credit may at certain times be outstanding, the Liens granted hereunder to the Agent shall remain in full force and effect at all times and with the same priority until the payment in full in cash of the Secured Obligations, the termination of the Commitments and the expiration or termination of all
                              3


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outstanding Letters of Credit.

     3. DELIVERY OF PLEDGED COLLATERAL. The Pledged Collateral and all certificates, instruments and property representing or evidencing the Pledged Collateral shall, within two Business Days of the Company's actual or constructive receipt thereof, be delivered to and held by or on behalf of the Agent pursuant to this Agreement and shall be in suitable form for transfer of ownership and possession by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Company, to transfer to or to register in its name or any of its nominees, any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     4.  REPRESENTATIONS, WARRANTIES AND COVENANTS.  The
Company represents, warrants and covenants to the Agent and the other Secured Parties as follows:

         (a)   The Company (i) is a private limited
liability company (besloten vennootschap) duly organized, validly existing and in good standing under the laws of The Netherlands; (ii) is not duly qualified as a foreign corporation under the laws of any jurisdiction, and there is no jurisdiction in which qualification or licensing is required by the nature of its business and where the absence of such qualification has a reasonable likelihood of having a Material Adverse Effect; (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its articles of association and similar organizational documents; (v) is not in default under any material agreement such that there is a reasonable likelihood of such default having a Material Adverse Effect;
(vi) is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a Material Adverse Effect) with all Legal Requirements; and
(vii) together with the Borrowers, forms part of a group of companies that are closely related legally and economically, each deriving benefits from the other, and the execution, delivery and performance of this Agreement is conducive to the business interests of the Company and its pursuit of profits and continuity.

         (b) Each Person listed on Schedule I or described in Section 1(b): (i) is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business it
                              4


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conducts makes such qualification necessary or desirable;
(iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its articles of association and similar organizational documents; and (v) to the Company's best knowledge, is in compliance (except to the extent any noncompliance has no reasonable likelihood of having a Material Adverse Effect) with all Legal Requirements.

         (c) The execution, delivery, and performance by the Company of this Agreement (I) are within the Company's corporate power; (ii) have been duly authorized by all necessary corporate action; (iii) do not contravene the Company's certificate or articles of incorporation or by-laws or other organizational documents; (iv) do not result in or require the creation of any Lien upon or with respect to any of its properties; and (v) do not conflict with or result in a breach of the terms, conditions or provisions of, or cause a default under, any agreement, instrument, franchise, license or concession to which the Company is a party or by which the Company or any of its property is bound.

         (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental
Authority is required for the due execution, delivery and performance by the Company of this Agreement or for the validity or enforceability thereof.

         (e) This Agreement is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency or similar laws relating to creditors' rights generally, as such laws would apply in the event of bankruptcy, insolvency or other similar occurrence with respect to the Company.

         (f) There is no pending or, to the best knowledge of the Company, threatened action or proceeding affecting the Company before or by any Governmental Authority which has any reasonable likelihood of having a Material Adverse Effect.

         (g)   The Company is not (I) a party to any
contractual obligation the performance of which either unconditionally or upon the happening of an event, will result in the creation of a Lien on the Company's property or assets (other than in favor of the Secured Parties); or
(ii) subject to any charter or corporate restriction which has a reasonable likelihood of having a Material Adverse
Effect.

         (h)   The representations and warranties made by
the Borrowers in Article V of the Credit Agreement are true
and correct, and all information
                              5


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supplied to the Secured Parties, and all statements made to the Secured Parties by or on behalf of any Borrower or the Company before, concurrently with or after the Company's execution of this Agreement with respect to the Pledged Collateral are and will be true, correct, complete, valid and genuine in all material respects. No statement contained in any certificate, schedule, list, financial statement or other papers furnished to any Secured Party by or on behalf of any Borrower or the Company contains (or will contain) any untrue statement of material fact or omits (or will omit) to state a material fact necessary to make the statements contained herein or therein not misleading.

         (i) The shares described on Schedule I include all of the authorized, issued and outstanding shares of capital stock of each of the companies listed thereon and the rights to acquire shares in such companies. The companies and other entities listed on Schedule I constitute all of the Borrowers and all of the Material Subsidiaries in which the Company has a direct ownership interest. The Company is the sole legal and equitable owner and holder of the Pledged Shares, which are free and clear of all Liens, or rights or interests of any other Person, of every kind and nature except for the Lien created by this Agreement. The shares of stock described in the first sentence of this paragraph are duly authorized, validly issued, fully paid, non-assessable, and free from any restriction on transfer, and none of such shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. There are no options, warrants, financing statements, calls or commitments of any character relating to the Pledged Shares, nor are there any rights of first refusal, voting trusts, voting agreements or similar agreements relating to the Pledged Shares. The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority lien on and a first priority perfected security interest in the Pledged Collateral and the proceeds thereof. Appropriate financing statements will be filed in favor of the Agent in the office of the County Clerk of Oklahoma County, Oklahoma, U.S.A. The Company maintains no office or place of business in the United States of America, in Canada or in any other part of the world, other than its registered office in The Netherlands.

         (j)   When additional Pledged Collateral is
delivered to the Agent in accordance with Section 3, the Company will be the legal and equitable owner of such Pledged Collateral free and clear of all Liens, or rights or interests of any other Person, of every kind and nature including any state or federal tax liens, except for the Lien created by this Agreement; each share of stock comprising such Pledged Collateral will have been duly authorized and validly issued and will be fully paid and non-assessable and free from any restriction on transfer; and the Company will have legal title to such Pledged Collateral and power to pledge, assign and deliver such Pledged Collateral in the manner contemplated
                              6

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by this Agreement.

         (k) The Company agrees that it will (i) cause each issuer of shares of stock comprising Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the shares of stock comprising Pledged Collateral issued by such issuer, except to the Company,
(ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock covered by Section 1(b).

         (l) Without the prior written consent of the Agent having been first obtained, the Company (i) shall not sell, assign, transfer, pledge, mortgage, hypothecate, dispose of or encumber, or grant any option or warrant or Lien or right with respect to, or permit any Liens to arise with respect to, the Pledged Collateral, any of its rights in or to the Pledged Collateral and any portion thereof, except for the pledge thereof provided for in this Agreement, and (ii) shall not permit any issuer of shares of stock comprising Pledged Collateral to terminate its corporate existence, to be a party to any merger or consolidation, or to sell, lease or dispose of all or substantially all of its assets and properties in a single transaction or series of related transactions, except as permitted by the Credit Agreement.

         (m) The Company has and will defend the title to the Pledged Collateral and the Liens created by this Agreement against all claims and demands of any Person at any time claiming the Pledged Collateral or any interest therein and will maintain and preserve such Liens until the termination of this Agreement.

     5.  FURTHER ASSURANCES.

         (a) The Company agrees that, at any time and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to create, maintain, perfect and protect any security interest, pledge, or hypothecation granted or purported to be granted by this Agreement, to enable the Agent to exercise and enforce its rights and remedies under this Agreement with respect to any Pledged Collateral, and to assure the transferability by the Agent and its successors of the Pledged Collateral. The Company shall notify the Agent in writing, at least two (2) weeks in advance of the date that it establishes any office or place of business in the United States, or establishes its chief executive office in any other part of the world, of its intent to establish such office.
                              7

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         (b)   Where all or any part of any jurisdiction's
enactment of the 1994 revisions to Article 8 of the Uniform Commercial Code applies with respect to a portion of the Pledged Collateral, (i) the Company shall cause the Agent to have sole "control", as defined therein, of such Pledged Collateral that comprises investment property, together with all proceeds thereof, and (ii) at the Agent's request from time to time, the Company shall instruct (and hereby instructs) any third party holding such Pledged Collateral to obey only the instructions and entitlement orders of the Agent with respect to such Pledged Collateral and any proceeds thereof. Except as the Agent may otherwise permit in writing, the Company shall have no right to cause the withdrawal, application or transfer of any financial assets or security entitlements with respect to the Pledged Collateral, and the Company shall not give any instructions or entitlement orders with respect to them.

         (c) Without limiting the foregoing, the Company further agrees that it will, upon obtaining any additional shares of any issuer of the Pledged Collateral or shares or other equity interests in entities described in Section 1(b) or any other securities constituting Pledged Collateral, promptly (and in any event within five (5) Business Days) deliver to the Agent (i) such shares, (ii) a duly executed but blank stock power in the form of Schedule II for each certificate representing such additional Pledged Collateral, and (iii) a duly executed Pledge Agreement Supplement in substantially the form of Schedule III (a "Pledge Agreement Supplement") or as may otherwise be reasonably required by the Agent identifying the additional shares which are pledged pursuant to Section 1(b). The Company authorizes the Agent to attach each Pledge Agreement Supplement to this Agreement and agrees that all shares listed on any Pledge Agreement Supplement delivered to the Agent shall for all purposes constitute Pledged Collateral.

         (d) The Company will cause to be paid before delinquency all taxes, charges, liens and assessments at any time levied or assessed against the Pledged Collateral, or any part thereof, or against any Secured Party for or on account of the Pledged Collateral or the interest created by this Agreement, and will furnish the Agent with receipts showing payment of such taxes and assessments at least five days before the applicable default date therefor.

         (e) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced by this Agreement shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Company will take all necessary and proper steps for the defense of such legal proceedings. The Agent is authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles,
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security interests and other interests created or evidenced by this Agreement, and the Secured Obligations include all expenses so incurred of every kind and character.

         (f) Regarding any proceedings relating to the Pledged Collateral, or any portion thereof, the Agent may participate therein, and the Company shall from time to time deliver to the Agent all instruments reasonably requested by it to permit such participation. The Company shall, at its expense, diligently prosecute any such proceedings and shall consult with the Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings.

     6.  VOTING RIGHTS; DIVIDENDS; ETC.

         (a) So long as no Event of Default shall have occurred and be continuing (and, in the case of clause (i) below, so long as written notice has not been given by the Agent to the Company):

               (i)  The Company shall be entitled to
     exercise any and all voting and/or other consensual rights pertaining to the Pledged
     Collateral or any part thereof for any purpose consistent with the terms of this Agreement or the Credit Agreement; provided, however, that the Company shall not exercise or refrain from exercising any such right with the primary intent of causing a Material Adverse Effect.

               (ii) The Company shall be entitled to
     receive and retain any and all dividends paid in respect of the Pledged Collateral (other than any and all

              (A)  dividends paid or payable
         other than in cash in respect of, and
         instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

              (B)  dividends and other
         distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a return of capital, capital surplus or paid-in-surplus, and

              (C)  cash paid, payable or
         otherwise distributed in redemption of,
         or in exchange for, any Pledged
         Collateral,
                              9

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     all of which shall be, and all of which shall be
     forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Company, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Company, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement)).

               (iii)     The Agent shall execute and
     deliver (or cause to be executed and delivered) to the Company all such proxies and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends which it is authorized to receive and retain pursuant to clause (ii) above.

Regardless of the Company's right described above to receive and retain certain rights and property, such rights and property nonetheless secure the repayment of the Secured
Obligations and are a part of the Pledged Collateral.

         (b)   Upon the occurrence and during the
continuation of an Event of Default:

               (i)  All rights of the Company to
     exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and the obligations of the Agent under Section 6(a)(iii) shall cease upon receipt by the Company of written notice of an Event of Default, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

               (ii) All rights of the Company to
     receive the dividends which it would otherwise be authorized to receive and retain pursuant to
     Section 6(a)(ii) shall cease upon receipt by the Company of written notice of an Event of Default, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends; and

               (iii)     All dividends which are
     received by the Company contrary to the provisions
     of clause (ii) of this Section 6(b) shall be
     received in trust for the benefit of the Agent,
     shall be segregated from other funds of the
     Company and shall be forthwith paid over to the
     Agent as Pledged Collateral in the same form as so
     received (with any necessary endorsement).
                             10

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         (c)   In order to permit the Agent to exercise the
voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i), and to receive all dividends and distributions which it may be entitled to receive under
Section 6(b)(ii), the Company shall, if necessary, upon written notice from the Agent, from time to time execute and deliver to the Agent appropriate dividend payment orders and other instruments as the Agent may reasonably request. To this end, the Company hereby irrevocably constitutes and appoints the Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to vote, and to act with respect to, any and all Pledged Collateral that is securities standing in the name of the Company or with respect to which the Company is entitled to vote and act, subject to the understanding that such proxy may not be exercised unless an Event of Default has occurred and is continuing. The proxy herein granted is coupled with an interest, is irrevocable, and shall continue until payment in full in cash of the Secured Obligations, the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit.

     7. AGENT APPOINTED ATTORNEY-IN-FACT. Company hereby appoints the Agent the Company's true and lawful attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Agent's discretion, subject to Section 6, to take any action and to execute any document or instrument which the Agent may reasonably deem necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Agent's liability, if any, otherwise arising under applicable law shall be limited to amounts actually received as a result of the exercise of the powers granted to it herein. No Agent or Bank, and no officer, director, employee or agent of the Agent or any Bank, shall be responsible to the Company for any act or failure to act hereunder, except that any such Person shall be responsible for its own gross negligence or willful misconduct.

     8. AGENT MAY PERFORM. Agent is authorized to perform, or cause performance of, any agreement contained herein in the event that the Company fails to timely perform the same, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Company. The Agent is further authorized in its discretion to take any other action, either on its own behalf or on behalf of the Company (and as regards actions taken on behalf of the Company, this authorization is irrevocable and is an agency coupled with an interest), as the Agent may elect, which the Agent may deem necessary or appropriate to protect and preserve the rights, titles and interests of the Agent

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hereunder.  The powers conferred on the Agent pursuant to
this Agreement are conferred solely to protect the Secured Parties' interest in the Pledged Collateral and shall not impose any duty or obligation on any Secured Party to perform any of the powers herein conferred. No exercise of any of the rights provided for in this Agreement constitute a retention of collateral in satisfaction of indebtedness.

     9. NO RESPONSIBILITY FOR CERTAIN ACTIONS; INDEMNITY. Neither the Agent nor any other Secured Party shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps to preserve any rights against any Person with respect to any Pledged Collateral, or (c) supervising, monitoring or controlling any aspect of the character or condition of any of the Pledged Collateral or any operations conducted in connection with it for the benefit of the Company or any other Person. The Company agrees to indemnify, defend and hold Secured Parties, their respective shareholders, directors, officers, agents, advisors and employees (collectively "Indemnified Parties") harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency, expense, action, suit, cost and disbursement of any kind or nature whatsoever (including interest, penalties, attorneys' fees and amounts paid in settlement), imposed on, incurred by or asserted against the Indemnified Parties growing out of or resulting from this Agreement or any transaction or event contemplated in it (except that such indemnity shall not be paid to any Indemnified Party to the extent such loss, etc. directly results from the gross negligence or willful misconduct of any of the Indemnified Parties).

     10. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

         (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party in default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and, subject to applicable regulatory and legal requirements, the Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. Upon consummation of any such sale, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company, for itself and for its successors,
                             12
receivers, trustees and assigns, and for any and all persons ever claiming any interest in the Pledged Collateral, to the extent permitted by law, hereby waives all rights of extension, redemption, stay, valuation and appraisal, and any similar right arising under the law of any country, which the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims against the Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. At any public sale made pursuant to this Section 10, any Secured Party may bid for or purchase, free from any right of redemption, stay or appraisal, and any similar right arising under the law of any country, on the part of the Company (all said rights being also hereby waived and released), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to it from any Borrower, any Guarantor and/or the Company as a credit against the purchase price, and it may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company therefor. For purposes hereof, (i) a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Agent shall be free to carry out such sale pursuant to such agreement and (iii) the Company shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 10 shall be deemed to conform to the commercially reasonable standards as provided in the Code. The Company covenants and agrees that it will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with applicable law.
                             13

         (b) The Agent shall have all the rights of a secured party after default under the Uniform Commercial
Code of New York and in conjunction with, in addition to or in substitution for those rights and remedies:

               (i) it shall not be necessary that the
Pledged Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this
Section 10;

               (ii) the sale by the Agent of less than the whole of the Pledged Collateral shall not exhaust the rights of the Agent hereunder, and the Agent is specifically empowered to make successive sale or sales hereunder until the whole of the Pledged Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Pledged Collateral shall be less than the aggregate of the Secured Obligations, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Pledged Collateral just as though no sale had been made;

               (iii)     in the event any sale hereunder is
not completed or is defective in the opinion of the Agent, such sale shall not exhaust the rights of the Agent hereunder and the Agent shall have the right to cause a subsequent sale or sales to be made hereunder; and

               (iv) demand of performance, advertisement and presence of property at sale are hereby waived and the Agent is hereby authorized to sell hereunder any financial asset it may hold as security for the Secured Obligations. All demands and presentments of any kind or nature are expressly waived by the Company. The Company hereby waives the right to require the Agent to pursue any other remedy for the benefit of the Company and agrees that Secured Party may proceed against any Person for the amount of the Obligations owed to the Agent without taking any action against any other Person and without selling or otherwise proceeding against or applying any of the Pledged Collateral in the Agent's possession.

         (c) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and agrees that such circumstances shall not be a factor in determining whether such sale has been made in a commercially reasonable manner. The Agent shall be under no obligation to delay the sale of
                             14
any of the Pledged Collateral for the period of time necessary to permit the Company to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the Company would agree to do so.

         (d) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Company shall, and shall cause each of its direct Subsidiaries to, from time to time, furnish to the Agent all such information as the Agent may reasonably request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Securities Act of 1933 and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         (e)   Any cash held by the Agent as Pledged
Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Agent (unless otherwise required by law):

         First, to the payment of the costs and
     expenses of retaking, holding, preparing for sale, or selling the Pledged Collateral or any portion thereof, including all expenses (including, without limitation, any legal fees and disbursements and the allocated cost of in-house counsel), liabilities and advances made or incurred by the Agent in connection therewith;

         Next, to the Agent and the other Secured
     Parties in partial payment of the Secured
     Obligations; and

         Finally, after payment in full in cash of all Secured Obligations, termination of the
     Commitments and expiration or termination of all outstanding Letters of Credit, to the payment to the Company, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such cash and cash proceeds.

         (f) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Obligations, or any part thereof, or otherwise benefiting the Secured Parties, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.
                             15

         (g)   The Secured Parties may resort to any
security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Obligations, in whole or in part, and in such portions and in such order as may seem best to such Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

     11. EXPENSES. The Company will upon demand pay to the Agent the amount of any and all reasonable costs, disbursements and expenses of every character, including without limitation the reasonable fees and expenses of its counsel (including the reasonable allocated cost of in-house counsel), subject to the limitations expressed in Section
12.5 of the Credit Agreement, and of any experts, incurred or expended by the Agent from time to time in connection with: (a) the preparation, negotiation, documentation, closing, renewal, revision, modification, renegotiation or review of this Agreement; (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Agent or any other Secured Party hereunder, or (d) the failure by the Company to perform or observe any of the provisions hereof.

     12. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Company herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and, in the case of amendment, by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent therein specified. The Agent may waive any default without waiving any other prior or subsequent default, and the Agent may remedy any default without waiving the default remedied. The failure by the Agent to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No notice to nor demand on the Company in any case shall of itself entitle the Company to any other or further notice or demand in similar or other circumstances. Acceptance by the Agent of any payment in an amount less than the amount then due on the Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder. No waiver, release, consent by Agent pursuant to this Agreement shall affect or impair the rights of a Secured Party against any third party, except to the extent specifically agreed to by the Secured Party in such writing.
                             16

     13. ADDRESS FOR NOTICES. Except as otherwise provided herein, all notices, requests and other communications provided for pursuant to this Agreement or any other Credit Document shall be in writing (including telegraphic, telex, facsimile transmission or cable communication and confirmed in original writing) and mailed, telegraphed, telexed, telefaxed, cabled or delivered, if to the Company to its address specified on the signature page of this Agreement; if to any Bank, to its Domestic Lending Office; and if to the Agent, to its address specified on the signature pages of the Credit Agreement; or, if to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective (i) if mailed, on the fifth day after being deposited in the United States Postal Service, (ii) on the next day after being delivered to a service for overnight delivery, (iii) if telegraphed, telecopied, cabled or telexed, on the day delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or (iv) if delivered, upon delivery, except that notices pursuant to Article IX of the Credit Agreement shall not be effective until received by the Agent. Actual notice shall always be effective.

     14. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full in cash (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit) of the Secured Obligations;
(b) continue to be effective if at any time payment and performance of the Secured Obligations is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored by the Agent or any other Secured Party; (c) be binding upon the Company, its successors and assigns, and any trustee, receiver, or conservator of the Company, and any successors in interest of the Company in and to all or any part of the Pledged Collateral; and (d) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (d), the Agent and/or any Bank may assign or otherwise transfer its rights and obligations under the Credit Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Bank herein or otherwise, all as provided in, and to the extent set forth in, the Credit Agreement. Upon the payment in full in cash (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit) of the Secured Obligations, the Company shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.
                             17

     15. SECURITY INTEREST ABSOLUTE. All rights and security interests of the Secured Parties hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of:

               (a)  any lack of validity or
     enforceability of the Credit Agreement, any other
     Credit Document, or any other agreement or instrument relating thereto;

               (b)  any change in the time, manner or
     place of payment of, or in any other term of, all or any of the Secured Obligations (including, without limitation, the possible extension of the Commitment Termination Date and increase of the amount of the Commitments all on the terms and conditions set forth in the Credit Agreement), or any other amendment, renewal or waiver of or any consent to any departure from the Credit Agreement or any other Credit Document;

               (c)  any exchange, release or
     non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations;

               (d)  any indulgence, moratorium or
     release granted by any Secured Party, including but not limited to (i) any renewal, extension or modification which a Secured Party may grant with respect to the Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which a Secured Party may grant in respect of any item securing the Obligations, or any part thereof or any interest therein, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Obligations; or

               (e)  any other circumstance which might
     otherwise constitute a defense available to, or a discharge of, the Company or a third party pledgor.

     16. USE OF COPIES. Any carbon, photographic or other reproduction of this Agreement or any financing statement signed by the Company is sufficient as a financing statement for all purposes, including without limitation, filing in any state as may be permitted by the provisions of the Uniform Commercial Code of such state.

     17. RIGHT OF SET-OFF.
                             18

         (a)   Upon the occurrence and during the
continuation of any Event of Default under the Credit Agreement, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all of the Secured Obligations, irrespective of whether or not such Bank shall have made any demand under this Agreement and although such Secured Obligations may be contingent and unmatured. Each Bank which sets-off pursuant to this Section 17(a) shall give prompt notice to the Company following the occurrence thereof; provided that the failure to give such notice shall not affect the validity of the set-off.

         (b)   Any payment obtained by any Bank pursuant to
Section 17(a) (or in any other manner directly from the Company) shall be remitted to the Agent and distributed among the Secured Parties in accordance with the provisions of Section 10(e).

     18. SEVERABILITY. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid. Each waiver in this Agreement is subject to the overriding and controlling rule that it shall be effective only if and to the extent that (a) it is not prohibited by applicable law and (b) applicable law neither provides for nor allows any material sanctions to be imposed against the Secured Parties for having bargained for and obtained it.

     19. WAIVER OF JURY TRIAL. The Company hereby waives and agrees to waive any right it may have to a jury trial in connection with any action, suit or proceeding arising out of or related in any way to this agreement or any other credit document.

     20. GOVERNING LAW; JURISDICTION.

         (a)   This agreement and each issue arising
hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (excluding its conflicts of laws principles), except to the extent provided in Section 12.14(b) of the credit agreement and to the extent that the federal laws of the United States of America may otherwise apply. The parties agree that this choice of New York law has been made pursuant to Section 5-1401 of the general obligations law of the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms defined in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.
                             19

         (b) Except as otherwise provided in Section 20(d), any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and by execution and delivery of this Agreement, the Company hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts. The Company hereby irrevocably waives any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement, any other Credit Document, or any document related to this Agreement or any other Credit Document. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law. The parties agree that, for the purpose of any proceeding brought in The Netherlands to enforce a final judgment of the aforesaid courts, (a) the pledge and grant of a security interest described in Section 1 of this Agreement shall be construed to grant to the Agent, in addition, a first ranking right of pledge (pandrecht) under the law of The Netherlands and (b) any findings of fact rendered by such courts shall be (and shall be deemed to be) admitted by each party.

         (c) The Company has irrevocably appointed CT Corporation System, with an office at 1633 Broadway, New York, New York, (the "Process Agent"), as its agent to receive on behalf of the Company and its property service of copies of the summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Agreement. Such service may be made by mailing or delivering a copy of such process to the Company in care of the Process Agent at the Process Agent's above address, and the Company hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, the Company also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Company at its address specified on the signature page hereof. Process may be served in English, and the Company irrevocably waives any right accruing to it under the Hague Convention on the Service Abroad of Judicial and Extrajudicial Documents, the Hague Convention on the Taking of Evidence Abroad in Civil or Commercial Matters, the law of The Netherlands, and any similar treaty regarding the service of process or the collection of evidence. Any process and documents to be sent to the other party containing languages other than English shall be sent with English translations certified by the sender, and the sending party shall bear the translation costs.

         (d)   Nothing in this Section 20 shall affect the
right of the Agent
                             20
or any other Secured Party to serve legal process in any other manner permitted by law or affect the right of the Agent or any other Secured Party to bring any action or proceeding against the Company in the courts of any other jurisdictions.

         (e) To the extent the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

         (f) This agreement together with the other credit documents embodies the entire agreement and understanding among the parties with respect to its subject matter and supersedes all prior or contemporaneous agreements and understandings of such persons, verbal or written, relating to such subject matter.

     21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original for all purposes; but such counterparts shall be deemed to constitute but one and the same instrument.

     22. WAIVER OF SUBROGATION. The Company expressly waives any and all rights of subrogation, reimbursement and contribution (contractual, statutory or otherwise) against the Secured Parties, individually and collectively, including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S.
Code) or any successor statute, arising from the existence or performance of this Agreement and the Company irrevocably waives any right to enforce any remedy which the Secured Parties, or any one or more of them, now have or may hereafter have against Borrowers and waives any benefit of, and any right to participate in, any security now or hereafter held by the Secured Parties, or any one or more of them, until the Secured Obligations have been paid and performed in full (after the termination of the Commitments and the expiration or termination of all outstanding Letters of Credit).

     23. SUBORDINATION. The Company hereby expressly covenants and agrees for the benefit of the Secured Parties that all obligations and liabilities of the Borrowers to the Company of whatsoever description (including, without limitation, all intercompany receivables of the Company from each of the Borrowers) shall be subordinated and junior in right of payment to the Secured Obligations. Following the occurrence of an Event of Default, all indebtedness of the Borrowers to the Company shall, if the Agent shall so request, be collected and received by the Company as trustee for the Secured Parties and paid over
                             21
to the Secured Parties, or any one or more of them, as the case may be, on account of the Secured Obligations, but without reducing or affecting in any manner the obligations of the Company under this Agreement.

     23. INCORPORATION BY REFERENCE.

         (a)  Article I of the Credit Agreement is
incorporated by reference in this Agreement. Article XII of the Credit Agreement is incorporated by reference in this Agreement with the same effect as if the Company were named as a Borrower therein.

         (b) The limitation on the Secured Obligations described in Section 2 of this Agreement shall not affect or excuse the liability or obligations of any Guarantor, nor may any similar limitation in Section 10.2 of the Credit Agreement be raised as a defense to any action or claim against the Company (collectively, such limitations are herein referred to as the "Limitations"). The Agent shall have the right to determine and designate from time to time, without notice or assent of the Company, which portions of the Obligations to which such limitations apply, and the Company acknowledges that such determination and designation shall be conclusive. This Agreement shall not fail or be ineffective or invalid or be considered too indefinite or contingent with respect to the Company because the deemed Guaranteed Debt applicable to the Company may fluctuate from time to time or for any other reason. The Company agrees that, as it relates to its deemed Guaranteed Debt, any payment or prepayment by any Guarantor or any other Person against any part of the Secured Obligations shall be deemed paid first against that portion that is limited by the Limitations, and the balance, if any, shall be applied to remaining Secured Obligations, in such order and manner as the Agent shall determine in its sole discretion. The Company's covenants, agreements and obligations under this Agreement shall in no way be released, diminished, reduced, impaired or otherwise affected by reason of the happening from time to time of any of the matters, events or conditions described in Section 10.4 of the Credit Agreement, regardless of whether the Company is given any notice or is asked for or gives any consent (all requirements for which, however arising, the Company hereby waives). In addition to the other terms and conditions of this Agreement, the Company agrees that every waiver, release, subordination, representation, warranty and agreement described in Article X of the Credit Agreement (except those imposing vicarious, personal liability on Guarantors for the Obligations (e.g., Sections 10.2, 10.7 and 10.19)) are hereby made by the Company and made a part of this Agreement, and the same shall apply, with necessary changes in points of detail, to this Agreement to the same extent as if the Company were named as a Guarantor and Borrower in the Credit Agreement.

     24. MISCELLANEOUS TERMS.

         (a) The Company represents and warrants to the Agent and the other Secured Parties that (i) no resolution of the general meeting of shareholders is in effect which would require approval from the general meeting of shareholders or any other party in connection with the execution of this Agreement or the performance of this Agreement in accordance with its terms, (ii) Vintondale Corporation N.V. ("Vintondale") is aware of the terms and conditions of this Agreement and consents to the Company's execution of it, (iii) with the exception of debts owing to Vintondale or WGI and tax obligations arising in the ordinary course of business that are not yet due and payable, the Company is not directly or indirectly indebted to any Person, nor has it guaranteed the indebtedness of any Person, (iv) no shareholder or shareholders of the Company have passed a resolution approving a voluntary winding-up of the Company or approved a statutory merger (juridische fusie) (as disappearing entity), (v) no receiver, trustee, administrator or similar officer has been appointed in respect of the Company, (vi) no petition has been presented to a court for the bankruptcy (faillissment), dissolution (ontbinding en vereffening), voluntary dissolution (ontbinding), or suspension of payments (surseance van betaling) of the Company, and (vii) the execution and performance of this Agreement is in the Company's direct interests, serves to attain the objects expressed in the Company's articles of association, and does not jeopardize the subsistence of the Company.

         (b) The Company covenants that it shall not incur any indebtedness (other than indebtedness to Vintondale and tax obligations arising in the ordinary course of business) or guarantee the obligations of any Person, in excess of US$100,000 in each case, without (i) notifying the Agent in writing at least five days in advance of the incurrence of the debt (unless the creditor is a Subsidiary of WGI) or the issuance of the guarantee and, (ii) unless such obligee is a Subsidiary of WGI having actual knowledge of the the pledge and security interest granted in this Agreement, informing the obligee in writing of the existence, nature and extent of the pledge and security interest granted in this Agreement.

         (c) The Company shall cause to be prominently noted each year in its publicly filed annual statement of accounts that all of its interests in the Pledged Collateral have been pledged to the Agent to secure a $150,000,000 credit facility extended to the Company's affiliates.

         (d)  The Company shall register the pledge of
receivables under this Agreement with the relevant Inspectie voor de Registratie en Successie in The Netherlands.
                             23

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
                    MUSKETEER OIL B.V.

                    By:  /s/   illegible
                         -----------------------------------
                    Name: Holland Intertrust Corporation, B.V.
                         -----------------------------------
                    Title:    Managing Director
                         -----------------------------------

With a copy to:               Address:

John N. Hove, Esq.            Museumplein 11, 1071 DJ
2431 E. 61st St.              Amsterdam, The Netherlands
Suite  700                      Attention:  Floris  van  der
Rhee
Tulsa, Oklahoma 74136         Telex:  18709
U.S.A.                        Answerback: HOLD NL
Telecopier: 918/748-7026      Telecopier: 011-31-20-6647747

                    AGREED TO:

                    ABN AMRO BANK N.V., as Agent

                    By:  /s/ W. Bryan Chapman     /s/ Linda Board
                         -----------------------------------------
                    Name:     W. Bryan Chapman         Linda Board
                         -----------------------------------------
                    Title:    Group Vice President     Vice President
                         -----------------------------------------

By signing below, WILLBROS USA, INC. confirms that an executed copy of this Pledge Agreement dated as of February
20, 1997 between Musketeer Oil B.V. and ABN AMRO Bank N.V., as Agent, has been submitted to it and acknowledges the above pledge of the Pledged Collateral.

                    WILLBROS USA, INC.

                    By:  /s/ Melvin F. Spreitzer
                         -----------------------------------
                    Name:     Melvin F. Spreitzer
                         -----------------------------------
                    Title:    Executive Vice President
                         -----------------------------------

                         SCHEDULE I
                             TO
                    PLEDGE AGREEMENT

     Attached to and forming a part of that certain Pledge
     Agreement dated as of February 20, 1997 by Musketeer
     Oil B.V. to ABN AMRO Bank N.V., as Agent.


1.   Description:

     (a) Name of Subsidiary:  Willbros USA, Inc.
     (b) State or Country of Organization:  Delaware
     (c) Class of Stock:  Common
     (d) Stock Certificate No.:  2
     (e) Number of Shares: 167 shares

2.   Description:

     (a) Name of Subsidiary:  Willbros USA, Inc.
     (b) State or Country of Organization:  Delaware
     (c) Class of Stock:  Common
     (d) Stock Certificate No.:  5
     (e) Number of Shares: 1,137 shares

3.   Description:

     (a) Name of Subsidiary:  Willbros USA, Inc.
     (b) State or Country of Organization:  Delaware
     (c) Class of Stock:  Common
     (d) Stock Certificate No.:  7
     (e) Number of Shares:  3,863 shares

                         SCHEDULE II
                             TO
                      PLEDGE AGREEMENT

         STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


     For Value Received, the undersigned does hereby sell, assign and transfer unto:
------------------------------------------------------------
------------------------------------------------------------
(-----------------------) Shares of the --------------------
Stock of ---------------------------------------------------
standing in -----------------------   ----------------------
name on the books of said Corporation represented by certificate No. ---------------herewith and does hereby irrevocably constitute and appoint ------------------------- --------------------------------------------attorney to transfer the said stock on the books of the within named Corporation with full power of substitution. This instrument and each issue arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (excluding its conflict of laws principles). This choice of New York law has been made pursuant to Section 5-1401 of the General Obligations Law of the State of New York.

                    MUSKETEER OIL B.V.


                    By:
                         -----------------------------------
                    Name:
                         -----------------------------------
                    Title:
                         -----------------------------------
                    Date:
                         -----------------------------------




Signature Attested to by:

-------------------------------------------------------
(Name)

-------------------------------------------------------
(Title)

-------------------------------------------------------
(Date)

                        SCHEDULE III
                             TO
                      PLEDGE AGREEMENT

                 PLEDGE AGREEMENT SUPPLEMENT

     This Pledge Agreement Supplement, dated as of---------- -----------------------, ---------------, is delivered pursuant to Section 5 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Pledge Agreement dated as of February 20, 1997 (the "Pledge Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and between the undersigned and ABN AMRO Bank N.V., as Agent for the Banks party to the Credit Agreement dated as of February 20, 1997, among Willbros Group, Inc., certain of its Subsidiaries, the several financial institutions from time to time a party thereto, the Agent, and Credit Lyonnais New York Branch as Co-Agent. This instrument and each issue arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (excluding its conflict of laws principles). This choice of New York law has been made pursuant to Section 5-1401 of the General Obligations Law of the State of New York.

     The undersigned agrees that the securities listed below shall for all purposes constitute Pledged Collateral and shall be subject to the security interest created by the Pledge Agreement.

     The undersigned hereby certifies that the representations and warranties set forth in Section 4 of the Pledge Agreement are true and correct as to the Pledged
Collateral listed herein on and as of the date hereof.


                    MUSKETEER OIL B.V.

                    By:
                         -----------------------------------
                    Name:
                         -----------------------------------
                    Title:
                         -----------------------------------
     1.  Description:

         (a)   Name of Subsidiary:
         (b)   State or Country of Organization:
         (c)   Class of Stock:
         (d)   Stock Certificate No.:
         (e)   Number of Shares:

     2.  Description:

         (a)   Name of Subsidiary:
         (b)   State or Country of Organization:
         (c)   Class of Stock:
         (d)   Stock Certificate No.:
         (e)   Number of Shares:

     3.  Description:

         (a)   Name of Subsidiary:
         (b)   State or Country of Organization:
         (c)   Class of Stock:
         (d)   Stock Certificate No.:
         (e)   Number of Shares:

     4.  Description:

         (a)   Name of Subsidiary:
         (b)   State or Country of Organization:
         (c)   Class of Stock:
         (d)   Stock Certificate No.:
         (e)   Number of Shares:


By signing below, ------------------------------------------
confirms that an executed copy of the Pledge Agreement dated as of February 20, 1997 between Musketeer Oil B.V. and ABN
AMRO Bank N.V., as Agent, together with this Pledge Agreement Supplement, has been submitted to it and acknowledges the above pledge of the Pledged Collateral.

                    [NAME OF COMPANY IN WHICH SHARES ARE
                    PLEDGED]
                      a [jurisdiction and form of organization]



                    By:
                         -----------------------------------
                    Name:
                         -----------------------------------
                    Title:
                         -----------------------------------